FRONT SIDE OF PROXY

PROXY                         SUN SPORTSWEAR, INC.                         PROXY
                    6520 SOUTH 190TH STREET, KENT, WA 98032

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints                         and
                        , and each or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of SUN SPORTSWEAR,
INC. held of record by the undersigned on                         , 1997, at the
special meeting of shareholders to be held on February , 1997, or any adjournment thereof.

1. APPROVAL OF THE PLAN AND AGREEMENT OF MERGER, DATED AS OF NOVEMBER 13, 1996, AS AMENDED, BY AND AMONG SUN SPORTSWEAR, INC. AND BSI HOLDINGS, INC.

                 FOR  [ ]             AGAINST  [ ]             ABSTAIN  [ ]

                                      (HAVING THE SAME EFFECT AS A VOTE AGAINST)

2. APPROVAL OF A REINCORPORATION OF THE NEW COMBINED COMPANY INTO A DELAWARE CORPORATION AND IN CONNECTION THEREWITH IMPLEMENTATION OF A ONE-FOR-FIVE REVERSE STOCK SPLIT. Proposal conditioned upon shareholder approval of Proposal 1.

                 FOR  [ ]             AGAINST  [ ]             ABSTAIN  [ ]

       (THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

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                               BACK SIDE OF PROXY

                          (CONTINUED FROM THE REVERSE)

    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. PROXY CARDS PROPERLY EXECUTED AND RETURNED WITHOUT DIRECTION WILL BE VOTED FOR PROPOSAL 1 AND 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          DATED: _________________________, 1997

                                          ______________________________________
                                                         Signature
                                          ______________________________________
                                                 Signature if Held Jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.